UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): March 10, 2006

GLOBALOPTIONS GROUP, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	333-117495	73-1703260
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

75 Rockefeller Plaza, 27th Floor New York, New York
10019
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 445-6262

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

The information included or incorporated by reference in Item 2.03 of this Current Report on Form 8-K (this “Report”) is incorporated by reference into this Item 1.01 of this Report.

Item 2.01.	Completion of Acquisition or Disposition of Assets

The Registrant acquired substantially all of the business and assets of James Lee Witt Associates, LLC, a Delaware limited liability company (“JLWA”). JLWA is a crisis and emergency management consulting firm headquartered in Washington DC with three additional offices nationwide.

The acquisition was made pursuant to a certain Asset Purchase Agreement dated January 13, 2006, as amended (the “Agreement”), between the Registrant and JLWA. The purchase price of $6.0 million included $3.6 million in cash, $2 million in the stock of the Registrant and a promissory note in the amount of $400,000, plus the assumption of certain liabilities. The purchase price is subject to a post-closing adjustment for working capital. In addition, the Agreement provides for the sellers to obtain up to an additional $15.4 million upon the attainment of certain revenue goals subsequent to the closing of the transaction.

The foregoing description of the Agreement is not complete and is qualified in its entirety by reference to the full text of the Agreement, a copy of which was filed as an exhibit to Registrant’s Current Report on Form 8-K filed on January 18, 2006 with the Commission, as amended, and is incorporated herein by reference.

Item 2.03.     Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The Registrant closed the private placement of an aggregate of $12.5 million in principal amount of their 8% Promissory Notes due on June 30, 2006 (the “Notes”) in a transaction exempt from the registration requirements under the Securities Act of 1933, as amended (the “Securities Act”), the initial closing of which took place on March 10, 2006. Forms of the Notes and forms of each of the Subscription Agreement, Subordination Agreement and Agreement related to the sale of the Notes are filed as exhibits to this Report and are incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits
(d)	Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Report.

Exhibit No.	Description
4	Form of Promissory Note.
10.1	Asset Purchase Agreement, dated as of January 13, 2006 by and between GlobalOptions Group, Inc. and James Lee Witt Associates, LLC.*

10.2	First Amendment to Asset Purchase Agreement, dated as of February 28, 2006.
10.3	Form of Subscription Agreement.
10.4	Form of Subordination Agreement.
10.5	Form of Agreement.

*Filed as an exhibit to the Registrant’s Current Report on Form 8-K filed on January 18, 2006 with the Commission.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 16, 2006	GLOBALOPTIONS GROUP, INC.

By: /s/ Harvey W. Schiller
Harvey W. Schiller, Ph.D.
Chairman and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description
4	Form of Promissory Note.
10.1	Asset Purchase Agreement, dated as of January 13, 2006 by and between GlobalOptions Group, Inc. and James Lee Witt Associates, LLC.*
10.2	First Amendment to Asset Purchase Agreement, dated as of February 28, 2006.
10.3	Form of Subscription Agreement.
10.4	Form of Subordination Agreement.
10.5	Form of Agreement.

*Filed as an exhibit to the Registrant’s Current Report on Form 8-K filed on January 18, 2006 with the Commission.